United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 6, 2025

Date of Report (Date of earliest event reported)

AIMEI HEALTH TECHNOLOGY CO., LTD

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41880	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 East 53rd Street, Suite 3001 New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

86-13758131392

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	AFJK	The Nasdaq Stock Market LLC
Rights, exchangeable into one-fifth of one Ordinary Share	AFJKR	The Nasdaq Stock Market LLC
Units, each consisting of one Ordinary Share and one Right	AFJKU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Extension of the Termination Date

An aggregate of $150,000 (the “Extension Payment”) has been deposited into the trust account of Aimei Health Technology Co., Ltd (the “Company”) for its public shareholders, which enables the Company to further extend the period of time it has to consummate its initial business combination by one month (the “Extension”) from June 6, 2025 to July 6, 2025 (the “Termination Date”). The Extension is the seventh of up to 12 extensions permitted under the Amended and Restated Articles of Association of the Company currently in effect.

Promissory Note

In connection with the Extension, the Company issued, on June 6, 2025 , an unsecured promissory note in the total principal amount of $150,000 (the “Promissory Note”) to Aimei Health Ltd, a Cayman Islands exempted company (the “Sponsor”) and United Hydrogen Group Inc., an exempted company with limited liability incorporated in the Cayman Islands (“United Hydrogen,” and together with the Sponsor, the “Payees”). The amount was equally divided between the Payees, with each contributing $75,000, to fund the Extension Payment. The Promissory Note does not bear interest and the principal thereunder becomes due and payable upon the date on which the Company consummates a business combination with United Hydrogen (the “Business Combination”). The Payees have the right, but not the obligation, to convert the Promissory Note, in whole or in part, into private units of the Company, at a price of $10.00 per unit, each consisting of one ordinary share and one right to receive one-fifth (1/5) of one ordinary share of the Company, immediately prior to the consummation of the Business Combination, by providing the Company with written notices of their intention to convert the Promissory Note at least two business days prior to the closing of the Business Combination.

The foregoing description of the Promissory Note is not complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 10.1 hereto and which is incorporated herein by reference.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Promissory Note, dated June 6, 2025, by and among Aimei Health Technology Co., Ltd, Aimei Health Ltd, and United Hydrogen Group Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2025

Aimei Health Technology Co., Ltd

By:	/s/ Junheng Xie
Name:	Junheng Xie
Title:	Chief Executive Officer and Director
(Principal Executive Officer)